Exhibit 10.2

Execution Copy

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of ______________, 2011, between the individual named as the purchaser on the signature page hereto (the “Buyer”) and the individual named as the shareholder on the signature page hereto (the “Seller”).

This Agreement sets forth the terms and conditions upon which Seller is selling to the Buyer and the Buyer is purchasing from the Seller the number of shares (hereinafter referred to as the “Shares”) of common stock (the “Common Stock”) of The Andina Group, Inc., a Nevada corporation (the “Company”) indicated on the signature page hereto in a private stock sale transaction.  As indicated on the signature page hereto, Shares may be “Restricted”, in which case such Shares (“Restricted Shares”) satisfy the definition of “restricted securities” as set forth in Rule 144(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”), or “Free-Trading”, in which case such Shares (“Free-Trading Shares”) do not satisfy the satisfy the definition of “restricted securities” as set forth in Rule 144(a)(3) under the Securities Act and may be sold without restriction as to time, amount or otherwise.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01

Shares being Sold. Subject to the terms and conditions of this Agreement, the Seller is selling the Shares to the Buyer.

1.02

Consideration.

(a)

Purchase Price. The “Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)

Seller acknowledges that other shareholders may be selling their shares in the Company in private transactions and at varying amounts and this Agreement confirms our private transaction in writing.

(c)

Seller acknowledges that, prior to the date hereof, Foster Jennings, Inc. has acquired a majority of the outstanding Common Stock.

(d)

Seller acknowledges that promptly following with the closing of the transactions contemplated hereby, the Company shall acquire all of the outstanding capital stock of Foster Jennings, Inc. in exchange for shares of common stock of the Company (the “Acquisition”).

1.03

Settlement Funds. The Buyer will transfer the Purchase Price in immediately available funds to Victor D. Schwarz, PC, as escrow agent, or as otherwise directed.

1.04

Closing. The “Closing” of the transactions contemplated hereby shall take place on the date hereof.

1.05

Delivery by the Seller. At the Closing, the Seller shall deliver to Buyer a certificate representing the Shares together with a duly executed stock power, with medallion signature guaranty and instruct the transfer agent to deliver (i) to Buyer a certificate representing the Shares and (ii) to Seller a certificate representing any shares, if any, to be retained.  Specific wire transfer instructions for payment shall be provided for escrow of funds for distribution to the Seller.

II. RELATED TRANSACTIONS.

2.01

Finder, Broker/Dealer. The Seller and the Buyer acknowledge that there were no finders or Broker/Dealers with respect to the transaction contemplated herein.

III. REPRESENTATIONS AND WARRANTIES OF SELLER.

The hereby represents and warrant as follows:

3.01

Organization, Capitalization, etc.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is qualified in no other state.

3.02

Authority; No Violation. The execution and delivery of this Agreement by the Company and by the Seller, and the consummation by them of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Seller is a party or by which the Seller is bound.

3.03

Disclosure. No representation or warranty by the Seller contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

3.04

Status of Shares.  All Shares designated on the signature page hereto as Free-Trading Shares shall be free of restrictions on resale thereof and may be sold by the Buyer without limitation as to amount or subject to any holding period.

3.05

Affiliate Status. At the date hereof, the Seller is not an Affiliate (as hereinafter defined) of the Company.  For purposes hereof, the term “Affiliate” shall mean any person that directly or indirectly controls, or is controlled by, or is under common control with the Company.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

3.06

Decisions Regarding Sale.  Seller has decided to enter into this Agreement and to affect the transactions contemplated herein of its own volition, and has carefully considered and has, to the extent it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the sale of the Shares, the Purchase Price and the Acquisition, and has determined to sell the Shares to Buyer pursuant to this Agreement.  The Seller has such knowledge and experience in financial and business matters that the Seller is capable of evaluating the merits and risks of the sale of the Shares and of making an informed decision regarding the sale of such Shares.  Neither the Company, nor any person affiliated with or representing the Company or its Affiliates has advised Seller to sell the Shares or provided Seller any guidance, advice or instruction regarding the transactions contemplated herein.

IV. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrant as follows:

4.01

Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

4.02

Representations Regarding the Acquisition of the Shares.

(a)

The Buyer understands the speculative nature and the risks of investments associated with the Company and confirm that they are able to bear the risk of the investment, and that there may not be any public market for the Shares purchased herein;

(b)

Neither the Company nor the Seller is under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(c)

The Buyer has had the opportunity to ask questions of the Seller and receive additional information about the Company, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any such purchase. Further, the Buyer has been given an opportunity to question the Seller and receive related documentation to the purchase.

(d)

The Buyer recognizes that an investment in the Company is a speculative venture and that the total amount of funds tendered to purchase the Shares is at risk and may be completely lost.  The purchase of Shares as an investment involves special risks.  The Buyer has read and reviewed the Company’s latest periodic and current report filings on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov, including the audited and unaudited financial statements, description of business operations, risk factors and other disclosures set forth therein;

(e)

If the Shares are Restricted Shares, the Buyer recognizes that the Shares have not been registered under the Securities Act of 1933, as amended (“Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the Act or unless an exemption from registration is available.  The Buyer may not sell the Shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(f)

The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares; and

(g)

In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Seller.

 V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

5.01

Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

VI. ADDITIONAL CONDITIONS TO CLOSING

6.01

Obligation of Buyer to Close. The Buyer shall not be obligated to close this transaction unless they are satisfied, following reasonable investigation, that all of the representations of Seller as of the date of execution of this Agreement and as of the date of Closing under this Agreement are true and correct in all material respects.

VII. SURVIVAL AND INDEMNIFICATION

7.01

Survival. The representations, warranties and covenants made by the parties in this Agreement and in any other certificates and documents delivered in connection herewith shall survive the Closing and shall apply until the first anniversary of the Closing Date.

VIII. MISCELLANEOUS

8.01

Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 8.02

Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Seller shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

8.03

Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

8.04

Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

8.05

Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

8.06

Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

8.07

Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

8.08

Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.09

Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

8.10

Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: _____________________________ Name: _______________________ Title:________________________	Buyer’s Address for Notices: _________________________ _________________________ _________________________ _________________________
SELLER: _____________________________ Name: _______________________ Title:________________________	Seller’s Address for Notices: _________________________ _________________________ _________________________ _________________________
Number of Restricted shares being sold: Number of Free Trading shares being sold: Aggregate Purchase Price: Per share price:	_________________________ _________________________ _________________________ $________________________